                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------


                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------




    Date of Report (Date of Earliest Event Reported): November 24, 1995

                     WESTINGHOUSE ELECTRIC CORPORATION
---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                Pennsylvania
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               (State or Other Jurisdiction of Incorporation)

             1-977                                     25-0877540
------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

      Westinghouse Bldg; 11 Stanwix St.,
                Pittsburgh, PA                              15222-1384
---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (412) 244-2000
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            (Registrant's Telephone Number, Including Area Code)


---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)











                                Page 1 of 5 Pages
                             Exhibit Index on Page 4

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     Item 5.   Other Events
               ------------

               On November 24, 1995, the registrant issued a press release announcing the completion of the acquisition of CBS Inc., a copy of which is attached hereto as Exhibit 99 and is incorporated herein in its entirety.

     Item 7.   Financial Statements, Pro Forma Financial Information and
               ---------------------------------------------------------
               Exhibits
               --------

          (a)  Financial statements of businesses acquired

               Audited Financial Statements as of December 31, 1994, 1993 and 1992 and for the years then ended:

                    The financial statements, together with the report thereon of Coopers & Lybrand L.L.P. dated February 8, 1995, appearing on pages 25 to 42 of the CBS Inc. 1994 Annual Report on Form 10-K filed on March 15, 1995 are incorporated by reference in this Form 8-K.

               Financial Statements as of September 30, 1995, December 31, 1994 and September 30, 1994 and for the three and nine month periods ended September 30, 1995 and 1994:

                    The financial statements appearing on pages 2 through 9 of the CBS Inc. Form 10-Q for the quarter ended September 30, 1995 filed on November 2, 1995 are incorporated by reference in this Form 8-K.

          (b)  Pro Forma Financial Information

               It is impractical at this time to provide the pro forma financial information required under this item for the acquisition of CBS Inc. This information will be filed by an amendment as soon as practicable, but no later than February 7, 1996.

          (c)  Exhibits

               A press release announcing the completion of the acquisition of CBS Inc. is filed as Exhibit 99 to this Report.























                                Page 2 of 5 Pages
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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WESTINGHOUSE ELECTRIC CORPORATION
                                             (Registrant)


                                   By:/s/ Fredric G. Reynolds
                                      --------------------------------
                                        Fredric G. Reynolds
                                        Executive Vice President and
                                        Chief Financial Officer



     Date:  November 24, 1995







































                                Page 3 of 5 Pages



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                                  EXHIBIT INDEX

     Exhibit No.              Description         Sequential Page No.

     99                  Press release announcing           5
                         the completion of the
                         acquisition of CBS Inc.


























































                                Page 4 of 5 Pages


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